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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                001-14498                 13-3612110
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  (State or other jurisdiction    (Commission              (IRS Employer
        of incorporation)         File Number)        Identification Number)

    42 West 39th Street, New York, New York                   10018
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   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

           ITEM 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 27, 2007, Alan Kane resigned as a member of the Board of Directors (the "Board"), the Audit Committee and the Nominating Committee of Bluefly, Inc. (the "Company"). Mr. Kane also served as the non-executive Chairman of the Board. Mr Kane served as a Board member since August 2002 and became Chairman in August 2004. Mr Kane advised the Company that he was resigning as a result of his appointment to the American Eagle Outfitters (NASDAQ: AEOS) Board of Directors on January 25, 2007.

The Company will name a new Chairman at its regularly scheduled Board meeting on February 23, 2007.

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)


Date: January 31, 2007                        By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief  Financial Officer